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                                EXHIBIT 10.3

                            LSI LOGIC CORPORATION

                        EMPLOYEE STOCK PURCHASE PLAN



      The following constitute the provisions of the Employee Stock Purchase Plan (herein called the "Plan") of LSI Logic Corporation (herein called the "Company".)


1.   PURPOSE

The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


2.   DEFINITIONS

      (a)   "BOARD" shall mean the Board of Directors of the Company.

      (b)   "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      (c) "COMMON STOCK" shall mean the Common Stock, $.01 par value, of the Company.

      (d) "COMPANY" shall mean LSI Logic Corporation, a Delaware corporation.

      (e) "COMPENSATION" shall mean all regular straight time earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions or other compensation.

      (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

      (g) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

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      (h)   "EMPLOYEE" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

      (i)   "ENROLLMENT DATE" shall mean the first day of each Offering
            Period.

      (j) "EXERCISE DATE" shall mean each March 31 and September 30 of each Offering Period of the Plan.

      (k) "EXERCISE PERIOD" shall mean a period commencing on April 1 and terminating on the following September 30 or commencing on October 1 and terminating on the following March 31.

      (l) "OFFERING PERIOD" shall mean a period of twenty-four (24) months commencing on April 1 and October 1 of each year during which an option granted pursuant to the Plan may be exercised.

      (m)   "PLAN" shall mean this Employee Stock Purchase Plan.

      (n) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.


3.   ELIGIBILITY

      (a) Any Employee, as defined in paragraph 2, who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

      (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.



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4.    OFFERING PERIODS

The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on April 1 and October 1 of each year, commencing April 1, 1988, or as otherwise determined by the Board of Directors, and continuing thereafter until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.


5.   PARTICIPATION

      (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. An eligible Employee may participate in an Offering Period only if, as of the Enrollment Date of such Offering Period, such Employee is not participating in any prior Offering Period which is continuing at the time of such proposed enrollment.

      (b) Payroll deductions for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.


6.   PAYROLL DEDUCTIONS

      (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he receives on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of his aggregate Compensation during said Offering Period.

      (b) All payroll deductions made by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

      (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, may lower the rate of his payroll deductions effective immediately or may increase (but not above 10%) the rate of his payroll deductions effective as of the first date of the next Exercise Period within such Offering Period by completing or filing with the Company a new authorization for payroll deductions.



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      (d)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Exercise Period and any other Exercise Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Exercise Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.


7.   GRANT OF OPTION

      (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated during such Exercise Period by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower, provided that the number of shares subject to the option shall not exceed 200% of the number of shares determined by dividing 10% of the Employee's Compensation over the Offering Period (determined as of the Enrollment Date) by 85% of the fair market value of a share of the Company's Common Stock on the Enrollment Date, subject to the limitations set forth in Section 3(b) and 12 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

      (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Enrollment Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the applicable Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the closing price of the Common Stock for such date, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System (or, if not so reported, as otherwise reported by the NASDAQ National Market System), or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date, as reported in the Wall Street Journal. In the event that a closing price is not available for an Enrollment Date or an Exercise Date, the fair market value of a share of the Common Stock of the Company on such date shall be the fair market value of a share of the Common Stock of the Company on the last business day prior to such date.





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8.    EXERCISE OF OPTION

Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically on each Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him. Any amount remaining in the participant's account after an Exercise Date shall be held in the account until the next Exercise Date in such Offering Period, unless the Offering Period has been over-subscribed or has terminated with such Exercise Date, in which event such amount shall be refunded to the participant.


9.   DELIVERY

As promptly as practicable after each Exercise Date, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option.


10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT

      (a) A participant may withdraw all but not less than all of the payroll deductions credited to his account under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal and his participation in the Plan will be automatically terminated, and no further payroll deductions for the purchase of shares will be made. Payroll deductions will not resume on behalf of a participant who has withdrawn from the Plan unless written notice is delivered to the Company within the open enrollment period preceding the commencement of an Exercise Period directing the Company to resume payroll deductions.

      (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of an Offering Period for any reason, including retirement or death, the payroll deductions credited to the participant's account will be returned to the participant or, in the case of death, to the person or persons entitled thereto under paragraph 14, and such participant's option will be automatically terminated.

      (c) In the event an Employee fails to maintain Continuous Status as an Employee for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account will be returned to him and his option terminated.

      (d) A participant's withdrawal from an Offering Period will not have any effect upon his eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.




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11.  INTEREST

No interest shall accrue on the payroll deductions of a participant in the Plan.

12.  STOCK

      (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 6,275,000 shares (after adjustment for the three-for-two stock splits effected by the Company in April 1983 and February 1986), subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available, the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

      (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

      (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.


13.  ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

      (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

      (b) If a committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the committee.


14.  DESIGNATION OF BENEFICIARY

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary



                                       -6-
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who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the exercise of the option.

      (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.


15.  TRANSFERABILITY

Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.


16.  USE OF FUNDS

All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


17.  REPORTS

Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees semi-annually promptly following each Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.


18.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of



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Common Stock effected without receipt of consideration by the Company;
provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.


19.  AMENDMENT OR TERMINATION

The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

      (a)   Increase the number of shares that may be issued under the Plan;

      (b) Permit payroll deductions at a rate in excess of ten percent (10%) of the participants' Compensation;

      (c) Modify the requirements concerning which employees (or class of employees) are eligible for participation in the Plan; or



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      (d)   Materially increase the benefits which may accrue to participants under the Plan.


20.  NOTICES

All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


21.  SHAREHOLDER APPROVAL

Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

      (a) (i) solicited substantially in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, or

            (ii) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

      (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of Common Stock under
            Section 12 of the Act.

In the case of approval by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company.


22.  CONDITIONS UPON ISSUANCE OF SHARES

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.



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As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.



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                              LSI LOGIC CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


ENROLLMENT DATE:  October 1, 1993 (For new enrollees only)

NAME:                                                    DEPT NO.:
     ----------------------------                                 -------------
                              Check all that apply:
          Original Enrollment Application . . . . . . . . . . . . .  _________
          Change in Rate of Payroll Deductions  . . . . . . . . . .  _________
          Change of Beneficiary(ies) or Registration. . . . . . . .  _________
          Suspension of Payroll Deductions  . . . . . . . . . . . .  _________
          Resumption of Participation following Suspension  . . . .  _________
               Must include original Enrollment Date  . . . .  _______________


1. I hereby elect to participate in the LSI Logic Corporation Employee Stock Purchase Plan (the "Purchase Plan") and subscribe to purchase shares of the Company's Common Stock, $0.01 par value, in accordance with this Subscription Agreement and the Purchase Plan.


2.        Check one:

_______ I hereby authorize payroll deductions from each paycheck at the rate of _________% (CHOOSE A WHOLE NUMBER FROM 1 TO 10) of my eligible compensation on each payday during the Offering Period in accordance with provisions of the Purchase Plan.

(or)

_______ I hereby suspend all further payroll deductions, but wish to remain enrolled in the Plan for the remainder of the Offering Period in which I currently participate.


3. I understand that said payroll deductions shall be accumulated for the purchase of shares of LSI Logic Corporation Common Stock, $0.01 par value, at the applicable purchase price determined in accordance with the Purchase Plan. I further understand that, except as otherwise set forth in the Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the Offering Period unless I withdraw from the Purchase Plan by giving written notice of withdrawal to the Company prior to any such purchase.

4. Shares purchased for me under the Purchase Plan should be issued as follows (Please Print):



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

     Name(s):__________________________________________________________________
               Your name or the names of you and your spouse only
   Specify
   Ownership:  ________________________________________________________________
               Fill in only if your spouse's name is to be included on certificate. For example: "As Joint Tenants with Right of Survivorship", "As Community Property"(if applicable). If you DO NOT specify a form of joint ownership the certificate will be issued "As Joint Tenants with Right of Survivorship".


5. In the event of my death, I hereby designate the following person(s) as my beneficiary(ies) to receive all payments and shares due me or my estate under the Purchase Plan (Please Print):

     Name:     ________________________________________________________________
               (First)             (Middle)                 (Last)

     Address:  ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________

     Relationship:  ___________________________________________________________

     Name:     ________________________________________________________________
               (First)             (Middle)                 (Last)

     Address:  ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________

     Relationship:  ___________________________________________________________


6. I understand that I may review a copy of the Purchase Plan by contacting the LSI Logic Corporation Payroll Department. I further understand that, upon written or oral request to the LSI Logic Corporation Payroll Department, I may obtain, without charge, copies of any or all of the following documents: the Company's most recent Annual Report to Security Holders; the Company's most recent Annual Report on Form 10-K; the Company's Proxy Statement for the Company's most recent Annual Meeting of Stockholders; the Company's most recent Quarterly Report(s) on Form 10-Q; the description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 29, 1989; and all documents filed by the Company pursuant to Sections 13, 14 and 15(d) of the Securities Exchange Act of 1934 during any Offering Period in which I am a participant.


7. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF DISPOSITION OF ANY SHARES RECEIVED BY ME PURSUANT TO THE PURCHASE PLAN. I understand that if I dispose of any shares received by me pursuant to the Purchase Plan within less than 2 years after the Enrollment Date of the Offering Period (the first



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


day of a 24-month period during which I may purchase shares) or within less than 1 year after the Exercise Date (the date upon which shares are purchased for me), I may be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. After notifying the Company in writing of my disposition, I understand that the described gain realized on the sale of the shares will be included in my W-2 as ordinary income. However, if I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I may be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of the amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the price which I paid for the shares (i.e., the Exercise Price), or (b) the excess of the fair market value of the shares on my Enrollment Date over an amount equal to what the purchase price (i.e. Exercise Price) would have been if it had been computed as of my Enrollment Date. Any further gain in either instance is taxed as capital gain.


8. I hereby agree to be bound by the terms of the Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Purchase Plan.


9. I hereby authorize the Company to enroll me in each succeeding Offering Period following termination of any Offering Period in which I was enrolled as of the last Exercise Date of such terminated Offering Period. I further authorize the Company to retain any excess payroll deduction accumulations remaining in my account after the last Exercise Date within an Offering Period and apply them to purchase stock for me under the Purchase Plan during the next Offering Period in which I am enrolled.


10. I hereby authorize the Company to terminate my participation in any Offering Period as of the last day of any Exercise Period and enroll me in a new Offering Period at the same payroll deduction rate as authorized above if the Exercise Price as determined in accordance with the terms of the Purchase Plan for such new Offering Period is lower than the Exercise Price calculated on the Enrollment Date for the Offering Period in which my participation is to be terminated.

Dated:__________________________   ______________________________
                                   Signature of Employee


                                   ______________________________
                                   Print Name




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